
DRAC
SACKS PARENTE

SPG SACKS PARENTE

INVESTOR PRESENTATION

November 2023

Forward Looking Statements

Sacks Parente Golf, Inc. (the "Company" or the "Issuer") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by emailing prospectus@benchmarkcompany.com

Certain matters discussed in this presentation contain forward-looking statements concerning our business, operations and financial performance and conditions, as well as our plans, objectives and expectations for our business operations and financial performance and condition. These statements may be preceded by, followed by or include the words "may," "expect," "will," "will likely result," "should," "estimate," "plan" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Risks and uncertainties that could cause our actual results to differ from those expressed in, or implied by, our forward-looking statements include, but are not limited to, our ability to maintain our strong brands and reputation and to develop innovative products; our ability to maintain our competitive position in our industry; our reliance on key suppliers and customers; the length and severity of the ongoing COVID-19 pandemic, including its impact on domestic and international economic activity, consumer confidence, our production capabilities, our employees and our supply chain; the cost and availability of materials and the imposition of tariffs; risks associated with our international operations and global strategies; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our strategy and integrate businesses that we may acquire; risks associated with our reliance on information systems and technology, and our ability to achieve the anticipated benefits from our investments in new technology; our ability to attract, develop and retain talented and diverse personnel; our ability to obtain additional capital to finance our planned operations; regulatory developments in the United States and internationally; our ability to establish and maintain intellectual property protection for our products, as well as our ability to operate our business without infringing the intellectual property rights of others; and other risks and uncertainties, including those listed under the caption "Risk Factors" in the prospectus for this offering. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management's beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Any forward-looking statements and projections made by third parties included in this Presentation are not adopted by our company and we are not responsible for these third-party statements and projections. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our registration statement on Form S-1, which is available on the SEC's website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this Presentation.

MARKET, INDUSTRY AND OTHER DATA

This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company's internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The Company's internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contacts in the markets in which it operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, the Company has not had such information verified by any independent sources.

About Us

We are an emerging **Premium performance / Premium-priced golf equipment company** formed in 2018, with a growing portfolio of golf products, including:

- Putters
- Golf shafts
- Golf grips and other golf-related products

We expanded our manufacturing business in April 2022 to include advanced premium golf shafts by opening a new shaft manufacturing facility in St. Joseph, MO

We intend to manufacture and assemble as many of our products as possible in the U.S. and anticipate expanding into golf apparel and other golf related product lines to enhance our growth

Our future expansions may include broadening our offerings through mergers, acquisitions, or internal developments of product lines that are complementary to our focus on premium brands


SACKS PARENTE

Management Team



TIMOTHY TRIPLETT
CHIEF EXECUTIVE OFFICER, DIRECTOR,CO-FOUNDER

- Co-founder, CEO, and Director of Sacks Parente since 2018
- CEO of Nippon Xport Ventures, Inc. - 2017-2022
- CEO & President of Brass Ring Spirit Brands – 2014-2017
- Entrepreneur of the Year in 1994 by Inc. Magazine, Merrill Lynch, and Ernst & Young
- B.S Industrial Technology & Manufacturing – Western Carolina University



AKINOBU YORIHIRO
CHIEF TECHNOLOGY OFFICER, CLO, DIRECTOR, CO-FOUNDER

- Co-founder, Chief Technology Officer, Chief Legal Officer, and Director of Sacks Parente since 2018
- Chairman of the Board of Nippon Xport Ventures since 2017
- CEO of Yoshimoto Entertainment USA and Bellrock Media – 2006-2017
- Corporate M&A Partner of Bingham McCutchen LLP – 1993-2006
- J.D. – Georgetown University Law Center / B.A. in Economics and Mathematics – Claremont McKenna College



STEVEN HANDY
CHIEF FINANCIAL OFFICER

- CFO since 2023
- CFO and Director of Operations at Opti-Harvest, Inc. – 2021 – 2023
- CFO of Tix Corporation – 2010-2021
- Various management roles at SM&A and Dot Hill Systems – 1991-2007
- CPA in California and is a Chartered Global Management Accountant
- B.S. in Management – California State University, San Marcos



SCOTT WHITE
CHIEF OPERATIONS OFFICER

- COO since 2023
- President/CEO of Ben Hogan Golf Equipment Company – 2016-2023
- Partner at Fenway Advisor Group – 2013-2016
- Director of Sales and Marketing at True Temper Sports – 2010-2013
- Global Senior Director of Product Marketing at TaylorMade-adidas Golf Company – 2008-2009
- Various marketing and product management roles at Spalding Sports Worldwide / Callaway Golf – 1995-2007
- B.S./B.A. in Marketing Management – Stonehill College



MICHAEL FERRIS
CHIEF STRATEGY & GROWTH OFFICER

- Chief Strategy & Growth Officer since 2019
- V.P. of Product Management of Mophie/ZAGG – 2018
- Sr. V.P. of Marketing of Sterilis Medical – 2016-2018
- Various senior leadership positions at TaylorMade Golf Company, Adidas Golf/Ashworth, Callaway Golf, Ben Hogan/Top-Flite, and Spalding Golf Ball
- M.B.A. – Pace University / B.S. in Business Administration – University of New Hampshire

Investment Highlights

- Accomplished management team with proven golf industry experience (Callaway Golf, TaylorMade, Ben Hogan Golf, Top-Flite, etc.)
- High-performance and innovative line of Sacks Parente Golf putters AND Newton shafts for golf clubs may be rare "homerun" product introductions into golf equipment market (analogous to Big Bertha drivers, 2-ball putters, and cavity-backed irons introduced over the last 30 years) that will attract adoption from golfers worldwide and garner appreciable market share
- Independent lab testing offers proof that Sacks Parente Golf putters help golfers make more putts
- In-house manufacturing facility in Missouri, patented putters, and proprietary manufacturing processes for new shaft business should reduce the supply chain risks and ensure quality control
- Rapid multi-year revenue growth expected primarily from product launches of Company's putters and line of Newton shafts, primarily via DTC channels
- Korean and Japanese distributor already in place that provides exposure to the world's #2 and #3 golf markets → significant international sales grow expected

Stock Symbol	NASDAQ: SPGC
Stock Price (as of 11/13/23)	$0.62
Shares Outstanding (as of 10/31/23)	14,595,870
Market Cap	$9M
Cash (as of 9/30/23)	$7.3M
Debt (as of 9/30/23)	$0
Enterprise Value (pro forma at 9/13/23)	$2M
Options (at 6/30/23)	2,630,835 @ $1 WAEP
Inside Ownership (%):	53%



SACKS PARENTE

Milestones


99
SACKS PARENTE
ULTRA-LOW BALANCEPOINT
SACKS PARENTE

2018

Founded
We were founded as Sacks Parente Golf Company, LLC

2019

Ken Duke
Ken was introduced to our putters at a PGA event, He has played with our Series 66 and Series 99 ever since

2020

Virtual Fitting
Covid-19 has given us the opportunity to start our virtual fitting

2021

2022

Distributor to Korea
We signed with a distributor to Korea to capture global market

In-house Manufacturing Facility
We moved production from outsourcing from Myanmar to in-house in Missouri

Newton Shaft Introduction
"Distance Made Easy"

2023

Corporate IPO
August 2023; Net proceeds $11.6M

Golf Market Data

U.S. Golf Industry Market Size (In Billions)



$24.05
$23.82
$23.58
$24.29
$24.78
$24.75
$24.86
$24.91
$25.75
$26.25
$26.15
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

$26.2 Billion The U.S. golf industry market size

25.6 Million People in the U.S. who played on a golf course

41.1 Million Americans Age 6+ played golf both on-course and off-course in 2022

15.5 Million Who participated exclusively in off-course golf activities (i.e., driving ranges, indoor golf simulator)

Indoor Golf Equipment Market in North America & Asia Pacific

- North America estimated to increase from **$217 million** in 2022 to **$356 million** in 2029 (7% CAGR)
- Asia Pacific estimated to increase from **$594 million** in 2022 to **$1,060 million** in 2029 (8% CAGR)

The Global Indoor Golf Equipment Market

- In 2022 the market was **$890 million.** In 2029 anticipated to reach **$1,537 million**. CAGR of **7.67%**
- Asia Pacific is the fastest growing market in the golf equipment market
- Asia Pacific accounted for approximately **25%** of the global golf market

Golf Equipment Market Overview

$10.2 Billion

Worldwide Golf Equipment Market is estimated by Golf Datatech, LLC at $10.2 Billion in 2022

$5.3 Billion

The U.S. Golf Equipment Market is estimated by Golf Datatech, LLC at $5.3 Billion in 2022

2.45 Million

Approximate number of putters purchased worldwide each year, according to Golf Datatech, LLC

3.9 Million

Approximate number of drivers purchased worldwide each year, according to Golf Datatech, LLC



Ken Duke
PGA Champions Tour
Series 66

Korean Market Estimate

According to Golf Datatech, LLC, and Yano Research Institute Ltd, two of the golf industry's leading independent research and data firms, Japan and Korea rank second and third in the listing of the 'top five World Golf Markets'. Furthermore, Korean golfers spend more per capita on their golf equipment and apparel than any other country, while the US and Japan are responsible for about two-thirds of the world golf equipment market.

Our Products

- We design, manufacture and sell Premium Performance / Premium-priced, high-quality golf equipment, which is comprised of:
  - Putters featuring our patented Ultra Low Balance Point (ULBP) Technology
  - Carbon fiber golf shafts
  - Golf grips and related product groups
- We design our golf products to improve the performance of golfers at all skill levels, from beginning amateurs to Tour Professionals
- **Independent study shows that golfers make more putts with our putters**
- Our products are designed with the goal of conforming to the Rules of Golf as published by the United States Golf Association ("USGA") and the ruling authority ("The R&A")
- Our products are sold in the Americas, Asia, and Europe through multiple channels including wholesale, retail, and online through our websites
- Putters are currently sold under the SPG brand, but we intend to private label and sell certain components to interested third parties


SACKS PARENTE
NINETY
NINE


NEWTON
MOTION


SACKS PARENTE
DRAC

Our Products

Putters

- “We make every putter a better putter”
  - **Proven results from The Golf Lab, an independent Canadian golf research and education provider**
- Made of steel, aluminum, titanium alloys, carbon fiber, tungsten, and various other materials, including our patented magnesium face plate technologies
- Our patented Ultra Low Balance Point (ULBP) technology creates THE ONLY putters in golf that naturally improve one’s stroke and tighten putt dispersion
- All Sacks Parente putters have weight-forward designs to deliver the right moment of inertia (MOI) and unmatched stability to naturally optimize one’s putting stroke to provide the best roll in golf
- Average ASP ~$350
- Learn about the patented ULBP technology: https://youtu.be/ICdW_-s22sY

Blade Putters


Series 66 Mg Flange Blade Putter


Series 18 Cavity Sole Putter


Series 39 True Blade Putter


Series 99 Flange Blade Putter


Series 91 Toe Hang Flanged Blade

Mallet Putters


DRAC
Series 02 - "The DRAC"


Series 54MH Mallet Putter - Three Stripe


Series 54LC Mallet Putter - One Stripe


Series 54MC Mallet Putter - Three Stripe


Series 54MC Mallet Putter - One Stripe

- Full line of putters can be seen at www.sacksparente.com

Independent Study by The Golf Lab

"Do Sacks Parente putters deliver on the promise of making more putts?"

Setup

- 15 volunteers with golf handicaps between 8 – 15
- Each golfer given 82 putts with their own putter and then 82 with a Sacks Parente ULBP putter that they never used before
- The Golf Lab (independent entity) used its Gears full-body optical motion tracking system to provide "hard data"
- Gears system measures the putting swing as it unfolds
- 600 images per putt are generated and analyzed in less than a second

Results

- **Sacks Parente putters were empirically proven to:**
  - Make more putts
  - Offer better aim/alignment
  - Improve squared angle at impact
  - Improve club path during swing
  - Improve speed control by being naturally easier to align, providing a more consistent stroke/speed control, better club path, and squaring the putter at impact
- **56% Increase in number of putts made**
  - On average, 32/82 putts were made by the golfers using their own putter vs. 50/82 made with the Sacks Parente putter
  - Make percentage increased from 39% to 62%


SACKS PARENTE

For more details on this study, please visit www.sacksparente.com/golf-lab-study

Our Products

Golf Shafts

- Newton Shafts – "Distance Made Easy"
- Introduced November 2023
- Newton Motion Driver Shaft is the first SKU in product line and is targeted at the replacement driver shaft market
- Average ASP ~$250
- Designed with carbon fiber material
- Proprietary shaft engineering and construction delivers individually tailored flex profiles that satisfy all swing speeds and deliver straighter shots and longer distance from less swing effort
- Introduced the DOT system that normalizes shaft flex levels by eliminating traditional system that defines shaft flex based on gender, age, or stiffness


NEWTON
MOTION
MADE IN USA


NEWTON

Competition

Our Major Competitors For Putters Are:

- TaylorMade
- Ping
- Acushnet (Scotty Cameron, Titleist brand) (Market share: 25%)
- Callaway Odyssey/Toulon brands. (Market share: 35%)

Our Major Competitors For Golf Shafts Are:

- Fujikura Composites, Inc
- Mitsubishi Chemical (MRC)
- Graphite Design, (Asia) Co Ltd
- UST Mamiya
- Project X

Growth Strategy

Accelerate introduction of the Company's technology in shafts, grips, and putters over the next 3-5 years

- **Ramp production from manufacturing facility in Missouri** to expand equipment sales in U.S. and Asia – plant also offers new product development given technology and R&D infrastructure
- **Expand product offerings** by acquisition, joint venture, license, and/or internal development
- **Grow DTC business** – create visibility through traditional media channels, new digital channels, or OTT channels; increase initiative to virtually fit customers with our shafts and putters
- **Grow international retail and online** sales (Korea, Japan, UK/Germany) – current Korean distributor provides entrant into that fast-growing market with Japan and Rest of Asia also important growth markets
- **Increase Tour Presence** – Some current PGA Champions and LPGA players use our putters but goal is to organically increase Tour presence
- **Grow Domestic Golf Apparel and Accessories sales** – be opportunistic in golf apparel and accessories, i.e. perhaps a partnership for apparel and accessories would make more sense

Investment Summary

- Accomplished management team with proven golf industry experience (Callaway Golf, TaylorMade, Ben Hogan Golf, Top-Flite, etc.)
- High-performance and innovative line of Sacks Parente Golf putters AND Newton shafts for golf clubs may be rare "homerun" product introductions into golf equipment market (analogous to Big Bertha drivers, 2-ball putters, and cavity-backed irons introduced over the last 30 years) that will attract adoption from golfers worldwide and garner appreciable market share
- Independent lab testing offers proof that Sacks Parente Golf putters help golfers make more putts
- In-house manufacturing facility in Missouri, patented putters, and proprietary manufacturing processes for new shaft business should reduce the supply chain risks and ensure quality control
- Rapid multi-year revenue growth expected primarily from product launches of Company's putters and line of Newton shafts, primarily via DTC channels
- Korean and Japanese distributor already in place that provides exposure to the world's #2 and #3 golf markets → significant international sales grow expected


NEWTON


SPG
DRAC
02
SACKS PARENTE
MADE IN USA

SPG SACKS PARENTE

Investor & Media Relations
CORE IR
(516)222-2560
investors@sacksparente.com

Media Inquiries
CORE IR
Jules Abraham
julesa@coreir.com


ULBP
SERIES 66
P45-03
SACKS PARENTE

APPENDIX

Co-Founders

TIMOTHY TRIPLETT
CHIEF EXECUTIVE OFFICER, DIRECTOR,CO-FOUNDER

AKINOBU YORIHIRO
CHIEF TECHNOLOGY OFFICER, CLO, DIRECTOR, CO-FOUNDER

The Company was founded by four individuals, Steve Sacks, Richard Parente, Tim Triplett and Akinobu Yorihiro. The biographical summaries for Sacks and Parente are as follows. Please refer to the Management section for the biographical information for Triplett and Yorihiro.



RICHARD PARENTE
CO-FOUNDER

During the past five decades Parente has been an industry leader with design innovations that have changed the way golf clubs are designed and manufactured. In 1980, he co-founded Hickory Stick, which was renamed Callaway Golf in 1982 and was the first President of Callaway. During his Callaway Golf tenure, he co-invented and patented the short hosel design (s2h2) on which the entire Callaway club line was based. He also designed the first of many of the oversize drivers and irons that are popular today. Parente was the first to apply numerically computer controlled (CNC) methods to full production of milled putters, creating a new industry within an industry. His methods were a major golf industry breakthrough, offering manufacturers the ability to mass-produce putters in a milled form, without the one-of-a-kind price.

In 1993, Parente began a venture as co-owner and President of Goldwin Golf, a fast-growing company reaching more than $35 million dollars in sales in 1997. He started Goldwin Golf by applying the milled process in manufacturing metal woods, an industry first and a break-through in driver technology. He co-invented the patented AVDP System for metal woods and irons, a radical but innovative system shifting weight and balance toward the head of the club.

Parente's design expertise comes from his origins in the golf industry. He was a 20-year PGA club professional, which allowed him to see the other side of the counter. The time he spent with golfers led to an understanding of the tastes of the playing public. Through his designs he has applied this knowledge to make the best products available. His emphasis has been on embracing the latest in technology to determine its advantages for golf. He also founded Golf Laboratories, an independent testing company, which uses advanced robotics for research and development.

His club design work always incorporates both robotic and player testing during the R&D phase. This has given him an advantage in designing products technically superior to competitive products.



STEVEN SACKS
CO-FOUNDER

Steve Sacks has been in the golf industry since 1974. In the last 40 plus years he has been a pioneer in golf marketing and manufacturing. In this period, Sacks was one of the first to import stainless steel golf club castings for such retailers as Walmart, Kmart, Buyers Association of Golf, National Golf Buyers Association, and OEM's such as Yamaha Golf and Daiwa Golf.

He has done extensive research in the use and effectiveness of alternative materials for golf club manufacture and in golf club design. He was present when the first metal woods were cast and worked closely with the foundry in developing casting and finishing technology of the first metal woods. He was one of the first to experiment with ceramics, titanium alloys and was also one of the first to use dissimilar materials to achieve weight objectives and increase the Moment of Inertia (MOI) in golf clubs and putters.

In 1993, Sacks co-founded Goldwin Golf. In 1996, he joined Carbite Golf. At Carbite he was heavily involved in direct response sales, infomercials, direct mail and wholesale sales. He developed the wholesale sales and marketing campaigns that launched 4 successful infomercial products to retail, the Viper Bite wedge, the Polar Balanced putter, the Polar Balanced wedge and the Gyro 7 utility club. While at Carbite he also successfully re-introduced what had been an aging and somewhat dated brand, Daiwa, into the U.S. market.

Sacks is known throughout the industry for his knowledge, work ethic, ingenuity, and integrity. He has founded, consulted, designed or work for all of these entities over the course of his lifetime in golf: Aserta Sports, Bridgestone Golf, Carbite Golf, Daiwa Golf, Goldwin Golf, Golf Headquarters, Golf Technology Systems, Rife Putters, Yamaha Golf.

Our Products: Ultra Light ULBP Grips

Pistol

- The “traditional” shape of a putter grip, considered by the USGA
- One of golf’s most popular styles
- Our lightest weight grip
- Characterized by an oval, upper cross-section, where this upper area increases as the hands move to the butt-end of the putter. It is further accentuated as the axis of the grip tilts toward you
- Delivers unmatched feel, texture and grip consistency


.75
.875"
29 Grams
+/- 2
SACKS PARENTE
10.06

Flat Head

- Our most popular design
- The grip promotes a smooth, more consistent stroke
- A fuller feeling grip, without being so large it is cumbersome, causing you to over control or get “handsy”
- Engineered for accurate placement of your hands and directly corresponds to a proper putter face position
- Help putting accuracy by assisting your alignment


.95
1"
33 Grams
+/- 2
SACKS PARENTE
10.38

Tapered Round

- Our X factor grip
- The heaviest of out ultra light grips yet weighs 1/3 of most grips on the market
- Tapered inversely, slightly smaller at the top, wider diameter at the bottom
- The slight inversion creates a comfortable, firm, more subtle grip, that helps to eliminate over-control, and the dreaded death grip
- Comfortable hand feel for all players who prefer round grip styles


.75
1.18 Dia
33 Grams
+/- 2
SACKS PARENTE
10.75

Intellectual Property

We are the owner or licensee of

- Multiple utility and design patents in the U.S. and foreign countries relating to our products and product designs
- U.S and foreign trademark registrations relating to our products, product designs, manufacturing processes and research and development concepts

Our patents are generally in effect for up to 20 years from the date of the filing of the patent application. Our trademarks are generally valid as long as they are in use and their registrations are properly maintained and have not been found to become generic

Patents

- US D874589 S (Series 18 design patent)
- US D874592 S (Series 54 design patent)
- US D867494 S (Series 39 design patent)
- US 11,123,614 B2 (Magnesium Golf Clubhead Insert)
- Ultra Low Balance Point Utility Patent:
  - US 8,608,586
  - Australia Patent No. 2012/301755
  - Canada Patent No. 2,846,882
  - China Patent App No. 2012/80042114.1
  - European Patent App. No. 128287695
  - Japan Patent No. 2014-528632
  - South Korea Patent No. 2014-7008689
  - South Africa Patent No. 2014/02273

The Ultra Low Balance Point Utility Patent described above was licensed to us by Parcks Designs, LLC on July 24, 2018. The license granted to us is perpetual, worldwide, royalty-free, and exclusive aside from one other licensee.